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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2000


                          GlobalNet Financial.com, Inc.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                      33-21443                06-1489574
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(State or Other Juris-        (Commission File        (IRS Employer
diction of Incorporation)     Number)                 Identification No.)


7284 W. Palmetto Park Road, Suite 210, Boca Raton, Florida  33433
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (561) 417-8053

                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)




                               Page 1 of 4 Pages
                        (Exhibit Index appears on page 4)



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Item 5.  Other Events

On August 16, 2000, GlobalNet Financial.com, Inc. entered into a merger agreement with Telescan, Inc. Additional information with respect to the transactions described herein is included in the press release issued by the Company on August 17, 2000 attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.


(c)  EXHIBIT NO.        DESCRIPTION


      99.1              Press Release dated August 17, 2000.










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                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBALNET FINANCIAL.COM, INC.



Date:  August 17, 2000              By:  /s/ Monique MacLaren
                                        -------------------------------------
                                             Name:  Monique MacLaren
                                             Title: Secretary









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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

                                     EXHIBIT




      99.1              Press Release dated August 17, 2000





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